                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2001


                                HEALTHSTAR CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-19499                 91-1934592
----------------------------         -----------------       -------------------
(State or other jurisdiction           (Commission              (IRS Employer
  of incorporation)                    File Number)          Identification No.)



     2875 N.E. 191st Street, Suite 601
            Aventura, Florida                                          33180
------------------------------------------------                   -------------
(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (305) 933-8779


    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A is an amendment to the Form 8-K filed on April 12, 2001, relating to the acquisition by HealthStar Corp. ("HealthStar") of M2 Ltd. ("M2"), a wholly-owned subsidiary of Salesmation.com, Inc. The purpose of this amendment is to file certain financial statements of M2 and the unaudited pro forma condensed combined balance sheet of HealthStar as of December 31, 2000, which gives effect to the M2 acquisition.

This Form 8-K/A does not contain the unaudited financial statements of M2 as of and for the six-month period ended February 29, 2000. This Form 8-K/A also does not contain the unaudited pro forma condensed combined statements of operations of HealthStar for the year ended March 31, 2000 or for the nine-month period ended December 31, 2000, which would give effect to the M2 acquisition. The unaudited financial statements of M2 as of and for the six-month period ended February 29, 2000, and the unaudited pro forma condensed combined statements of operations are required by the Securities and Exchange Commission's rules and regulations and will be filed as an amendment to this Form 8-K/A when they are available. HealthStar anticipates filing this amendment by July 6, 2001.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of Business Acquired
              Filed as Exhibit 99.1 hereto.

       (b)    Pro Forma Financial Information
              Filed as Exhibit 99.2 hereto.

       (c)    Exhibits.

Exhibit No.    Description of Exhibit
-----------    ----------------------
   10.1*       Share Exchange Agreement dated as of February 15, 2001 by and between HealthStar Corp., Salesmation.com, Inc. and M2 Ltd.

   10.2* Amendment dated March 14, 2001 to the Share Exchange Agreement by and between HealthStar Corp., Salesmation.com, Inc. and M2 Ltd.

   23**        Consent of Independent Auditors

   99.1**      Financial Statements of M2 Ltd.

   99.2**      Unaudited Pro Forma Condensed Combined Balance Sheet

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   *    Incorporated by reference to the same numbered Exhibits to the Report on Form 8-K, as filed on April 12, 2001.

   **   Filed herewith



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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HEALTHSTAR CORP.
                                a Delaware corporation


                                By:  /s/  Steven A. Marcus
                                     ------------------------------------------
                                     Steven A. Marcus
                                     Vice President and Chief Financial Officer


Date:  June 18, 2001